EXHIBIT 99.2

European Wax Center Announces CEO Succession Plan

President and Chief Operating Officer David Willis Appointed Chief Executive Officer

David Berg to Become Executive Chairman of the Board of Directors

PLANO, Texas, August 9, 2023 -- European Wax Center, Inc. (the “Company” or “European Wax Center”) (NASDAQ: EWCZ), the largest and fastest-growing franchisor and operator of out-of-home waxing services in the United States, today announced that President and Chief Operating Officer David Willis will succeed David Berg as Chief Executive Officer (“CEO”) as part of the Company’s succession plan, effective September 30, 2023. Mr. Willis will also join the Company's Board of Directors at that time. David Berg will assume the newly created role of Executive Chairman of the Board of Directors (“Board”) on September 30, 2023.

“It has been an honor to serve as European Wax Center’s CEO and I am so proud of our accomplishments that have positioned us for continued growth. Most importantly, I am thankful for the best-in-class culture we have created – where our Associates live our values, can be their authentic selves and are able to do their best work,” Mr. Berg said. “David Willis has been my key partner in setting forth and executing our strategic roadmap. He is a world-class leader with extensive franchisee relationships and deep knowledge of our business model. I look forward to continuing to work with him and the rest of European Wax Center’s exceptional leadership team in my new role.”

Since joining European Wax Center in 2018, Mr. Berg has led the Company’s expansion from nearly 700 centers to over 1,000 centers today. Under Mr. Berg’s leadership, the Company has increased network sales at double-digit rates and more than doubled its bottom-line performance. Since its successful IPO in 2021, the Company has consistently met or exceeded its earnings guidance, and in 2022, returned over $200 million to shareholders through dividends and share repurchases.

“On behalf of the Board of Directors, I want to thank David Berg for his invaluable contributions to European Wax Center’s success. He has executed a focused strategy for sustained growth and shareholder return while expanding our leadership position in out-of-home hair removal,” said Chairman of European Wax Center’s Board Andy Crawford. “This transition is part of a thoughtful succession planning process which reflects the Board’s commitment to building a strong bench of leaders that will continue to execute on European Wax Center’s growth story. David Willis is a seasoned executive who has helped transform European Wax Center into the company it is today, and the Board has full confidence in him and the leadership team to scale our footprint as the category leader.”

“I am humbled and honored to be named European Wax Center’s next CEO, and I could not be more excited about the future of the Company,” said Mr. Willis. “I look forward to working closely with David Berg, the Board, our amazing Associates and our franchisee partners as we accelerate European Wax Center’s growth and continue to deepen relationships with our guests by providing unparalleled service.”

Mr. Willis has served as European Wax Center’s President since March 2023 and Chief Operating Officer since September 2019. He served as Chief Financial Officer from January 2022 to March 2023 and from July 2016 until December 2020. Prior to joining the Company, Mr. Willis served as an Operating Partner for Riata Capital Group, LLC from October 2014 to July 2016, during which he provided consulting services to the Company on supply chain, finance, and operations matters.

Additionally, the Company has appointed Chief Legal and Human Resources Officer Gavin O’Connor to the newly formed leadership position of Chief Administrative Officer, effective September 30, 2023. As CAO, Mr. O’Connor will assume responsibility for the Company’s supply chain and technology functions, in addition to his current responsibilities of legal, talent, ESG and risk management.

About European Wax Center, Inc.
European Wax Center, Inc. (NASDAQ: EWCZ) is the largest and fastest-growing franchisor and operator of out-of-home waxing services in the United States. European Wax Center locations perform more than 22 million services per year, providing guests with an unparalleled, professional personal care experience administered by highly trained wax specialists within the privacy of clean, individual waxing suites. The Company continues to revolutionize the waxing industry with its innovative Comfort Wax® formulated with the highest quality ingredients to make waxing a more efficient and relatively painless experience, along with its collection of proprietary products to help enhance and extend waxing results. By leading with its values – We Care About Each Other, We Do the Right Thing, We Delight Our Guests, and We Have Fun While Being Awesome – the Company is proud to be Certified™ by Great Place to Work®. European Wax Center, Inc. was founded in 2004 and is headquartered in Plano, Texas. In 2022 its network of 944 centers in 45 states generated sales of nearly $900 million. For more information, including how to receive your first wax free, please visit: https://waxcenter.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include but are not limited to European Wax Center, Inc.’s strategy, outlook and growth prospects, succession plan, leadership transition and expectations with respect to the performance of its executive leadership, and statements by European Wax Center’s executives and members of the Board. Words including “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would,” or, in each case, the negative thereof or other variations thereon or comparable terminology are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on current expectations and beliefs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the operational and financial results of its franchisees; the ability of its franchisees to enter new markets, select appropriate sites for new centers or open new centers; the effectiveness of the Company’s marketing and advertising programs and the active participation of franchisees in enhancing the value of its brand; the failure of its franchisees to participate in and comply with its agreements, business model and policies; the Company’s and its franchisees’ ability to attract and retain guests; the effect of social media on the Company’s reputation;

the Company’s ability to compete with other industry participants and respond to market trends and changes in consumer preferences; the effect of the Company’s planned growth on its management, employees, information systems and internal controls; the Company’s ability to retain of effectively respond to a loss of key executives; a significant failure, interruptions or security breach of the Company’s computer systems or information technology; the Company and its franchisees’ ability to attract, train, and retain talented wax specialists and managers; changes in the availability or cost of labor; the Company’s ability to retain its franchisees and to maintain the quality of existing franchisees; failure of the Company’s franchisees to implement business development plans; the ability of the Company’s limited key suppliers, including international suppliers, and distribution centers to deliver its products; changes in supply costs and decreases in the Company’s product sourcing revenue; the Company’s ability to adequately protect its intellectual property; the Company’s substantial indebtedness; the impact of paying some of the Company’s pre-IPO owners for certain tax benefits it may claim; changes in general economic and business conditions; the Company’s and its franchisees’ ability to comply with existing and future health, employment and other governmental regulations; complaints or litigation that may adversely affect the Company’s business and reputation; the seasonality of the Company’s business resulting in fluctuations in its results of operations; the impact of global crises, such as the COVID-19 pandemic on the Company’s operations and financial performance; the impact of inflation and rising interest rates on the Company’s business; the Company’s access to sources of liquidity and capital to finance its continued operations and growth strategy and the other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov and Investors Relations section of the Company’s website at www.waxcenter.com.

These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement that the Company makes in this press release speaks only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact

European Wax Center, Inc.
Bethany Johns
Bethany.Johns@myewc.com
469-270-6888

Media Contact
Creative Media Marketing
Carolanne Coviello
Ewc@cmmpr.com
212-979-8884